UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2005

CERTEGY INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Second Avenue South Suite 1100 S St. Petersburg, FL	33701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (727) 227-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Lee A. Kennedy, the Chairman and Chief Executive Officer of Certegy Inc., is scheduled to speak at the Bear Stearns Sixth Annual Computer & Business Services Conference on June 8, 2005, in New York City, beginning at 10:30 a.m. Eastern time. A slideshow presentation that will accompany Mr. Kennedy’s speech is furnished as Exhibit 99.1 hereto.

ITEM 7.01	REGULATION FD DISCLOSURE

The information set forth above under Item 2.02 and the exhibit furnished pursuant thereto are hereby incorporated by reference herein in response to this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Slideshow Presentation of Certegy Inc. for the Bear Stearns Sixth Annual Computer & Business Services Conference to held on June 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

	By:	/s/ Michael T. Vollkommer
Michael T. Vollkommer
Executive Vice President
Date: June 8, 2005		and Chief Financial Officer